The UBS Funds	Summary Prospectus Supplement

The UBS Funds
UBS Asset Growth Fund
Summary Prospectus Supplement

March 23, 2016

Dear Investor,

The purpose of this supplement to the Summary Prospectus of the UBS Asset Growth Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2015, as supplemented, is to notify you that the Board of Trustees (the "Board") of the Trust on March 3, 2016 approved certain actions to liquidate and dissolve the Fund.

Rationale for liquidating the Fund
Based upon information provided by UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the "Plan"). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of the Fund to conduct its business and operations in an economically viable manner.

The liquidation is expected to be completed on or about June 9, 2016 (the "Liquidation Date").

Liquidation of the Fund
The Plan provides that: (a) all the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund. At any time prior to the Liquidation Date, shareholders may exchange their shares of the Fund for shares of the same class of any Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Asset Management (US) Inc. serves as principal underwriter), as described under “Managing your fund account—Exchanging Shares” in the Prospectus.  Shareholders may also redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Managing your fund account—Selling shares” in the Prospectus.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

In preparation for the liquidation of the Fund, the Fund's assets may be invested in money market instruments or held in cash. In this regard, the Fund will no longer be investing according to its investment objective.

Closure of Fund to new investments, reinvestments and exchanges
In connection with the liquidation, the Board approved, effective March 29, 2016, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved, effective March 29, 2016, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for purchase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus, as noted above.

Waiver of the annual Rule 12b-1 distribution fees and elimination of contingent deferred sales charges on redemptions
Also in connection with the liquidation, effective March 29, 2016, (a) the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares is waived and (b) all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the Family Fund acquired in the exchange.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-795